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EX-99.1


                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Jerome Drexler, the chief executive officer of Drexler Technology Corporation, a Delaware corporation (the "Company"), certify pursuant to section 1350 of chapter 63 of title 18 of the United States Code that, to my knowledge:

     (i) the Quarterly Report of the Company on Form 10-Q for the period ending June 30, 2003 (the "Report"), fully complies with the requirements of section 13(a) or 15(d), whichever is applicable, of the Securities Exchange Act of 1934, and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                     /s/ Jerome Drexler
                                                     ------------------
                                                     Jerome Drexler


                                                     Date: August 8, 2003


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